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                                                                     Exhibit 13

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
                           LIMITED POWER OF ATTORNEY

          NAMED REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND
                 EXCHANGE COMMISSION ON FORM N-4 AND FORM N-6

The undersigned directors and officers of Genworth Life Insurance Company of New York, a New York corporation (the "Company"), hereby nominate and appoint Kelly L. Groh, Jac J. Amerell, Michael P. Cogswell, Geoffrey S. Stiff and Paul
A. Haley, with full power to each of them to act in his or her name and in place of any and all capacities, to execute on behalf of the undersigned the following Registration Statements on Form N-4 and Form N-6 under the Securities Act of 1933 and the Investment Company Act of 1940 and to file any amendments and correspondence as such individuals deem necessary with the United States Securities and Exchange Commission:

    1. variable annuity contracts filed on Form N-4 (SEC File Nos. 333-39955, 333-47016, 333-97085, 333-106511, 333-140908, 333-143148, 333-143408,
       333-149656, 333-162504 and 333-162506); and

    2. variable life insurance policy filed on Form N-6 (SEC File No. 333-88312)

The above-named officers shall also have authority to file with the Securities and Exchange Commission all such pre-effective amendments, post-effective amendments, supplements, applications for exemption and other filings, submissions and communications relating to the above-named registration statements and applicable separate accounts, as well as authority to do and to perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Limited Power of Attorney shall supercede all previous powers given by the directors and officers of the Company with respect to the above-named registration statements for the purposes described herein and shall continue in full force and effect until this Limited Power of Attorney is amended or rescinded or superceded by further action of the officers and directors of the Company.

IN WITNESS WHEREOF, the undersigned in their capacity as directors and/or officers, as indicated below, have caused this Limited Power of Attorney to be executed in their respective name for the specified purpose described above as of December 16, 2009.

                      (SIGNATURES ON THE FOLLOWING PAGE)

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                                             GENWORTH LIFE INSURANCE COMPANY OF
                                             NEW YORK

                                             By:  /s/ Pamela S. Schutz
                                                  -----------------------------
                                                  Pamela S. Schutz
                                                  Director and Executive Vice
                                                  President

                                             By:  /s/ Thomas M. Stinson
                                                  -----------------------------
                                                  Thomas M. Stinson
                                                  Director and President, Long
                                                  Term Care Division

                                             By:  /s/ Paul A. Haley
                                                  -----------------------------
                                                  Paul A. Haley
                                                  Director, Senior Vice
                                                  President and Chief Actuary

                                             By:  /s/ Kelly L. Groh
                                                  -----------------------------
                                                  Kelly L. Groh
                                                  Director, Senior Vice
                                                  President and Chief Financial
                                                  Officer

                                             By:  /s/ Geoffrey S. Stiff
                                                  -----------------------------
                                                  Geoffrey S. Stiff
                                                  Director and Senior Vice
                                                  President

                                             By:  /s/ Ward E. Bobitz
                                                  -----------------------------
                                                  Ward E. Bobitz
                                                  Director, Vice President and
                                                  Assistant Secretary

                                             By:  /s/ Richard I. Byer
                                                  -----------------------------
                                                  Richard I. Byer
                                                  Director

                                             By:  /s/ James J. Buddle
                                                  -----------------------------
                                                  James J. Buddle
                                                  Director

                                             By:  /s/ Harry D. Dunn
                                                  -----------------------------
                                                  Harry D. Dunn
                                                  Director

                                             By:  /s/ Terrence O. Jones
                                                  -----------------------------
                                                  Terrence O. Jones
                                                  Director

                                             By:  /s/ Jac J. Amerell
                                                  -----------------------------
                                                  Jac J. Amerell
                                                  Vice President and Controller